SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 16, 2001

Fleet Credit Card Master Trust II

(Formerly ADVANTA Credit Card Master Trust II)

(Exact name or Registrant as specified in its charter)

New York	Reg. No. 0-20973	Not Required
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fleet Bank (RI), National Association

Attention: Linda Morris, Secretary

101 Gibraltar Road

Horsham, Pennsylvania 19044-2303

(Address of Owner/Servicer)

111 Westminster Street

Providence, Rhode Island 02903

(Address of principal executive offices)

(215) 444-6800 (Telephone Number of Owner/Servicer)

(Registrant's Telephone Number)

Items 1-4. Inapplicable.
Item 5. Other Events.

Information relating to the distributions to Certificateholders for the December 2000 Monthly Period of the Trust in respect of the following Floating Rate Asset Backed Certificates: Series 1995-C, Series 1995-D, Series 1995-F Class A-2 and Class B, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A, Series 1999-A, Series 1999-B, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C and Series 2000-D and the following Fixed Rate Asset Backed Certificates: Series 1995-F, Class A-1, Series 1996-A, Class A-1, and Series 1999-C (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement date as of December 1, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, (the "Agreement"), between Fleet Bank (RI), National Association and Bankers Trust Company, as Trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

Effective February 20, 1998, Fleet Bank (RI), National Association assumed all of Advanta National Bank's rights and obligations under the Master Pooling and Servicing Agreement and the outstanding Series Supplements. Fleet Bank (RI), National Association became the Seller and Servicer of the Trust and the Trust's name was changed to Fleet Credit Card Master Trust II.

Item 6. Inapplicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
1.

Monthly Reports for the December 2000 Monthly Period relating to the following Floating Rate Asset Backed Certificates: Series 1995-C, Series 1995-D, Series 1995-F Class A-2 and Class B, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A, Series 1999-A, Series 1999-B, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C, Series 2000-D and the following Fixed Rate Asset Backed Certificates: Series 1995-F Class A-1, Series 1996-A Class A-1, and Series 1999-C issued by Fleet Credit Card Master Trust II.

SIGNATURE

BY:

Fleet Bank (RI), National Association
(Owner/Servicer)

Date: January 16, 2001
By:
Name:
Title:

/s/ JOHN KIRBY BRAY
John Kirby Bray
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Fleet Credit Card Master Trust II
(Registrant)

BY:

Fleet Bank (RI), National Association
(Owner/Servicer)

Date: January 16, 2001
By:
Name:
Title:

/s/ JOHN KIRBY BRAY
John Kirby Bray
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit		Sequential Page Number
1.	Monthly Reports for the December 2000 Monthly Period relating to the Asset Backed Certificates Series 1995-C, Series 1995-D, Series 1995-F, Series 1996-A, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A, Series 1999-A, Series 1999-B, Series 1999-C, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C and Series 2000-D issued by the Fleet Credit Card Master Trust II.	5